Exhibit 21.1

List of Subsidiaries

Name

Airtex Industries, LLC

Airtex Products, LP

Airtex Products S.A.

Airtex Tianjin Auto Parts Inc.

Airtex Tianjin Auto Parts Holding Company Limited

ASC (Beijing) Consulting Co., Ltd.

ASC (Beijing) Consulting (Holdings) Company Limited

ASC Holdco, Inc.

ASC Industries, Inc.

ASC International, Inc.

ASC (Tianjin) Auto Parts, Inc.

ASC Tianjin (Holdings) Company Limited

ASC (Tianjin) Water Pump Company Ltd.

Brummer Mexicana en Puebla, S.A. de C.V.

Champion Laboratories, Inc.

Champion Laboratories (Europe) Ltd.

Champion International Filter (Hong Kong) Holding Co., Limited

Champion International Automotive Parts (Suzhou) Co., Ltd.

Eurofilter (Air Filters) Limited

Eurofilter ECS Limited

Eurosofiltra SARL

Filtros Champion Laboratories, S. de R.E. de C.V.

Filtros Champion Sales de Mexico, S. de RE. de C.V.

Fuel Filter Technologies, Inc.

UCI Acquisition Holdings, Inc.

UCI Pennsylvania, Inc.

Talleres Mecanicos Montserrat, S.A. de C.V.

UCI-Airtex Holdings, Inc.

UCI Auto Parts Trading (Shanghai) Co., Ltd.

UCI (Hong Kong) Holding Company Limited

UCI Investments, L.L.C.

UCI - Wells Holdings, L.L.C.

United Components, Inc.

Wells Manufacturera de Mexico, S.A. de C.V.

Wells Manufacturing, L.P.

State or Country of Organization

Delaware

Delaware

Spain

People’s Republic of China

Incorporated under the laws of Hong Kong Special

Administrative Region of the People’s Republic of China

People’s Republic of China

Incorporated under the laws of Hong Kong Special

Administrative Region of the People’s Republic of China

Delaware

Ohio

Indiana

People’s Republic of China

Incorporated under the laws of Hong Kong Special

Administrative Region of the People’s Republic of China

People’s Republic of China

Mexico

Delaware

United Kingdom

Incorporated under the laws of Hong Kong Special

Administrative Region of the People’s Republic of China

People’s Republic of China

United Kingdom

United Kingdom

France

Mexico

Mexico

Michigan

Delaware

Pennsylvania

Mexico

Delaware

People’s Republic of China

Incorporated under the laws of Hong Kong Special

Administrative Region of the People’s Republic of China

Delaware

Delaware

Delaware

Mexico

Delaware